UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2005

Mirant Mid-Atlantic, LLC

(Exact name of registrant as specified in charter)

Delaware	N/A	51-2574140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (678) 579-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In a press release dated November 16, 2005, Mirant Corporation, the parent of Mirant Mid-Atlantic, LLC, announced the results of the voting by the creditors and shareholders under the Second Amended Joint Chapter 11 Plan of Reorganization for Mirant and its Affiliated Debtors.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press release, dated November 16, 2005, announcing vote on Second Amended Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 18, 2005

Mirant Mid-Atlantic, LLC

/s/ Dan Streek
Dan Streek
Vice President and Controller
(Principal Accounting Officer)